SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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        Date of Report (Date of earliest event reported): August 27, 2004


                                  CHATTEM, INC.
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             (Exact name of registrant as specified in its charter)


       Tennessee                         0-5905                    62-0156300
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(State of incorporation)          (Commission File No.)        (IRS Employer
                                                             Identification No.)



               1715 West 38th Street, Chattanooga, Tennessee 37409
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          (Address of principal executive offices, including zip code)



                                 (423) 821-4571
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registration under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events
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On August 27, 2004, the Company issued a press release regarding the phenylpropanolamine (PPA) litigation related to the Company's Dexatrim brand. The press release also announced the Company has raised its estimates for certain financial results for the Company's third fiscal quarter ending August 31, 2004. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.
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(c)      Exhibits:

         99.1     Press Release Dated August 27, 2004

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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


August 27, 2004                     CHATTEM, INC.

                                    By:  /s/ A. Alexander Taylor II
                                         _________________________________
                                          A. Alexander Taylor II
                                          President and Chief Operating Officer


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                                  EXHIBIT INDEX
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Exhibit No.                Exhibit Description
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99.1                       Press Release dated August 27, 2004